                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

                       Date of Report: December 16, 1998

                               OPTION CARE, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                   80-19878              36-3791193
(State or other jurisdiction     Commission File No.      (IRS Employer
      of incorporation)                                 Identification No.)


100 Corporate North
Suite 212
Bannockburn, Illinois                                          60015
(Address of principal executive office)                      (Zip code)

Registrant's telephone number, including area code:     (847) 615-1690

                                    INDEX
                               OPTION CARE, INC.


ITEM 1.  Changes in Control of Registrant               Not Applicable

ITEM 2.  Acquisition or Disposition of Assets           Not Applicable

ITEM 3.  Bankruptcy or Receivership                     Not Applicable

ITEM 4.  Changes in Registrant's Certifying Accountant  Not Applicable

ITEM 5.  Other Events                                   Not Applicable

ITEM 6.  Resignations of Registrant's Directors         Not Applicable

ITEM 7.  Financial Statements and Exhibits              Not Applicable

    (a)  Financial Statements of Businesses Acquired    Not Applicable

    (b)  Pro Forma Financial Information                Not Applicable

    (c)  Exhibit; Exhibit 16                            Page 3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  December 16, 1998

                              OPTION CARE, INC.
                              By: Michael A. Siri


                              _________________________________

                              Michael A. Siri
                              Chief Financial Officer